Exhibit 99.1

Development of Telecommunication Operators in a Rapidly Changing Market M. Cupa, COO Golden Telecom Transforming Telecom Back Offices to Maximize Efficiency Copenhagen - 6th and 7th June 2005

Agenda Introduction - Golden Telecom Changing Environment Transformation: Characteristics, Themes, Areas Our approach & key elements Conclusions

Investment Highlights Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators #1 in corporate market in key cities of Moscow, Kiev, N. Novgorod, and #2 in St. Petersburg Continued expansion of Russian economy will stimulate further demand Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 Capital expenditure of $110 to 115 mm in 2004 (approximately 19-20% or revenue) Poised for significant growth both organically and through consolidation Golden Telecom's continued focus on the fragmented regional market will further solidify market share Strong management team and committed shareholders Recent new additions of COO, CFO, General Counsel, and Chief Risk Officer strengthen a strong, motivated, and proven management team Shareholder structure is a strong mix of Russian and foreign strategic and financial investors committed to maximising shareholder value US Corporate Governance mixed with Russian Emerging Market Business Environment Traded publicly on NASDAQ (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,324,490 (as of April 27, 2005) Market Capitalization as of May 31, 2005: approximately $950 million (closing share price May 31, 2005: $26.22)

Golden Telecom's Russian Market Position Russian independent operators, 2004 Other 39% Golden Telecom 22% Gamma Group 15% Systema Telecom 15% Equant 5% Antel Holding 4% Source: Ministry of Communications, IKS-Consulting; J'Son & Partners Golden Telecom has the leading market share of 22% in Russia amongst independent operators. Golden Telecom also has leading positions in Nizhniy Novgorod (#1), Kiev, the Ukraine (#1), and St. Petersburg (#2) among independent operators.

Profitable Results 1Q 2005 Record High Quarterly Net Income of $ 20 million ! (compared to $ 14.7 million 1Q 2004) Q1 2005 versus Q1 2004: -- 38.4% increase in operating income -- 36.1% increase in net income -- 27.0% increase in EBITDA -- 17.5% increase in revenues "Can a company be transformed successfully without first experiencing a crisis?" And why change?

Status Quo Is Not an Option Very favorable business environment in the past allowed telecom companies to operate with some inefficiencies. This will no longer be an option in the future. Telecom companies will need to adjust to current and future changes in the environment. Operational inefficiencies Fast organic growth Series of major acquisitions Culture Operational variety and complexity Market pressures Regulatory changes How will GTI be able to sustain its growth and improve its margins? Revenues under pressure & cost is an issue.

Rapidly Changing Business Environment Regulatory De-monopolization of long-distance voice market is both opportunity and threat Introduction of Calling Party Pays (CPP) Introduction of Universal service fund Governmental interference & Asymmetric regulation Market & Industry Market saturation in major cities Mobile substitution Market consolidation & increased competition Commoditization of voice Dependence on the capacity suppliers / competitors Privatization of the incumbent operators Shifting demand towards bandwidth rich services Technology Innovation cycle New Corporate Reality & Management Team

Transformation: Main Characteristics of Legacy Telecom Companies Past Required Culture Inward focused, "silo" Customer first culture, teamwork Structure Legal entity approach, not integrated One company structured around market segments and shared resources Sales Reactive, opportunistic Few customers - high ARPU Segment focused, proactive on customer needs Many customers - lower ARPU Network Fragmented, engineering driven considerations Single end-to-end network IT Not a priority, homegrown, lack of process description Streamlined & automated processes, Critical support for all organization Operations Largely inefficient, labor intensive, not measured Cost effective, quality, live by KPI's HR policy Not uniform, no standards Pay for performance

Key Success Factors Vision Articulation of the future desired business performance matrix Develop a compelling story and cascade the story at multiple levels Challenge "status quo" and mental models Map total transformation effort Adjust scope and timing to meet the transformation objectives Adopt matrix organization to leverage project & line approach Commitment from the top Communicate, communicate, communicate

Transformation Themes Leading telecom operator Achieve best- in-class execution Respond to changing environment Extract maximum value from the market Focused on improving operational efficiency and maximizing value from current customers. Align organization and people to promote change Optimize our network and IT

Голден Телеком

Transformation Areas & Opportunities

(examples)

Automated Processes

- Reengineered processes
- Billing consolidation
- Accurate billing
- Interconnect billing & LCR
- Network inventory
- CRM, WFM-OM

Revenue assurance
Less billing complaints
Customer experience index
Balance of traffic
Reduced headcount
Better utilization of assets
Customer databases

Streamlined Network

- Single (IP) platform
- Network management
- Local loop reduction
- Trouble ticket management
- Resilience
- Single point of failure
- Reduced interfaces
- CAPEX optimizing

Reduced CAPEX
Reduced network OPEX
Service Level Agreement
Reduce level of stock
Faster provisioning & repair
Reduced headcount
Less technology space
Less power
Less training costs

People and Organization

- Unified management process
- Pay per performance
- Hay
- Benchmarking
- Carrier development

Standardized reporting
Managers not bureaucrats
Management layers
Project management
Reduced turnover
"Single" building
Competence centers

Market

- Key Account Management
- SLAs
- Centralized Cust. Care
- CC outplacement
- Churn management
- Improved time to market
- Streamlined portfolio
- Enhanced self-care
- Customer satisfaction
- Marketing & re-branding

Up selling / cross selling
Bundles voice/data/internet
New distribution channels
Reduced compensations
Customer experience
New generation services

Transforming Telecom Back Offices to Maximize Efficiency, June 2005

12

Process approach & priorities

Technology Part Managing down the costs of legacy parallel networks, processes and IT systems and simplify all aspects of the operation; while Building (gradually) a single end-to-end network capable of supporting the current and future needs of the market. Reduce number of suppliers and establish the long term relationship with key (strategic) suppliers.

Network

Today

Multiple Single-Service Networks
"Legal entity" based networks
Many interfaces, many suppliers.

Required

Single Multi-Service Networks/Client-Server
Global Golden Telecom network.



Voice
Session mgmt, Connection mgmt, Signalling Control Switching
TDM
Data
Resource mgmt Connection mgmt Signalling Control Switching
ATM
E-Com
Resource mgmt Connection mgmt Signalling Control Switching
TDM
VPN
Security Resource mgmt Control Routing Switching
FR



Next Generation Network
Services and Applications
Signalling and Control
Switching and Routing
Transport
Access
Access
TDM Network (PSTN/ISDN LLNet, etc.)
Next Generation Multi-service Network

Transforming Telecom Back Offices to Maximize Efficiency, June 2005
15

Organization & People Modern HR policies and practices Lean & mean organization build around processes

Conclusion Cost transformation to reduce the cost Reduce complexity Improve adaptability to market, regulatory & technology changes Build in-house change management capability Create a new culture

Golden Telecom Vision Our Vision: To be the leading telecommunications provider of choice for both business customers and internet consumers in Russia and the Commonwealth of Independent States.

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian and Ukrainian macroeconomic conditions, our management team, the growth of the telecommunications markets, our strategy, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2004 and 2005, and the Company's annual report on Form 10-K for the year ended December 31, 2004. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: Investor Relations: Ranjit Singh e-mail: ir@gldn.net tel.: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel.: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com